                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:   April 15, 1998
                                          --------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                        54-1719855
----------------------------------               ----------------                -------------------
(State or other jurisdiction of                  (Commission                      (IRS Employer
       incorporation)                             File Number)                   Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                      23060
--------------------------------------------------                                  ----------------
  (Address of principal executive offices)                                            (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.            OTHER EVENTS.

                   The March 1998 monthly Certificateholders Statements to investors were distributed April 15, 1998.

                   During the fourth quarter of 1997 Capital One Bank ("Bank") modified its methodology as to the timing of charge-offs of credit card loans. The Bank now charges off credit card loans at 180 days past-due versus the prior practice of charging off loans during the next billing cycle after becoming 180 days past-due. For the Capital One Master Trust (the "Trust"), this new methodology will be implemented during the months of December 1997 with respect to Principal Receivables and January 1998 with respect to Finance Charge Receivables. For the December monthly period, this change in methodology resulted in an additional increase of $40,961,451 in the Defaulted Amount and correspondingly an additional increase of 4.88% in the annualized default rate for the Capital One Master Trust. This increase reflects the charge-off of Principal Receivables in December under the new methodology. In addition, for each Series, Excess Spread will be reduced proportionately as a result of the increased Defaulted Amount. In January 1998, this new methodology will result in a decrease of approximately $18,249,552 in the amount of Finance Charge Receivables, reflecting the reversal of finance charges and fees previously accrued for these Defaulted Accounts. Excess Spread for January will also be reduced proportionately as a result of the decrease in Finance Charge Receivables.



ITEM 7 (c).        EXHIBITS

                   The following are filed as exhibits to this Report under
                   Exhibit 20:

                   1.  March Performance Summary

                   2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   5. Series 1994-A Certificateholders' Statement for the month of March 1998.

                   6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of March 1998.

                   10. Series 1996-1 Class A and Class B Certificateholder's
                       Statements for the month of March 1998.

                   11. Series 1996-2 Class A and Class B Certificateholder's
                       Statements for the month of March 1998.

                   12. Series 1996-3 Class A and Class B Certificateholder's
                       Statements for the month of March 1998.

                   13. Series 1997-1 Class A and Class B Certificateholder's
                       Statements for the month of March 1998.

                   14. Series 1997-2 Class A and Class B Certificateholder's
                       Statements for the month of March 1998.

                   15. Trust Excess Spread Analysis




                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:   CAPITAL ONE BANK
                                              Servicer


                                        By:   /s/ David M. Willey
                                              ------------------------------
                                              David M. Willey
                                              Senior Vice President
                                              and Treasurer
Date: April 15, 1998

                               INDEX TO EXHIBITS

                                                                                   SEQUENTIALLY
EXHIBIT                                                                            NUMBERED
NUMBER               EXHIBITS                                                      PAGE
------               --------                                                      -------------
   1                 March Performance Summary                                            07

   2                 Series 1993-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      09

   3                 Series 1993-4 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      11

   4                 Series 1994-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      13

   5                 Series 1994-A Certificateholder's Statement for
                     the month of March 1998                                              15

   6                 Series 1995-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      16

   7                 Series 1995-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      18

   8                 Series 1995-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      20

   9                 Series 1995-4 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      22

   10                Series 1996-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      24


   11                Series 1996-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      26
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                                                                    Page 5 of 35

   12                Series 1996-3 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      28


   13                Series 1997-1 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      30


   14                Series 1997-2 Class A and Class B Certificate-
                     holder's Statements for the month of March 1998                      32


   15                Trust Excess Spread Analysis                                         35
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